2.60 1.80 2.15 3.30 3.75 5.10 0.15 5.10 4.50 - logo January 2017 0.15 Exhibit 99.1

Disclaimer No Offer or Solicitation This presentation is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and applicable regulations in the Netherlands and Cayman Islands.   Use of Projections This presentation contains financial forecasts including with respect to Playa Hotels & Resorts B.V. (“Playa”) projected revenue, Adjusted EBITDA, Capex and Adjusted EBITDA less Maintenance Capex (or FCF) for Playa’s fiscal years 2016 and 2017. Neither Pace Holding Corp.’s (“Pace”) nor Playa’s independent auditors have audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results.   In this presentation, certain of the above-mentioned projected information has been repeated (in each case, with an indication that the information is subject to the qualifications presented herein), for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Even if our assumptions and estimates are correct, projections are inherently uncertain due to a number of factors outside our control. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Pace or Playa or the combined company after completion of any business combination or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. The Playa projections assume a merger with Pace is consummated and assume a number of additional changes that are expected to result from a merger with Pace. The projections provided herein do not reflect Playa’s expectations of future results in the event a merger with Pace is not consummated. Forward Looking Statements This presentation includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "forecast," "intend," "seek," "target," “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include projected financial information. Such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Pace, Playa or the combined company after completion of any proposed business combination are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the inability to complete the transactions contemplated by the proposed business combination; (2) the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (3) the ability to meet NASDAQ’s listing standards following the consummation of the transactions contemplated by the proposed business combination; (4) costs related to the proposed business combination; (5) changes in applicable laws or regulations; (6) the possibility that Playa or Pace may be adversely affected by other economic, business, and/or competitive factors; and (7) other risks and uncertainties indicated from time to time in the final prospectus of Pace, including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission by Pace. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Pace and Playa undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.   Industry and Market Data We use market data and industry forecasts throughout this presentation. These market data and industry forecasts are based on or derived from a market study prepared for us in June 2016 by Jones Lang LaSalle (“JLL”), a financial and professional services firm that specializes in commercial real estate services and investment management. We believe the data prepared by JLL is reliable, but we have not independently investigated or verified this information. Any forecasts prepared by JLL are based on data (including third party data), models and experience of various professionals, and are based on various assumptions, all of which are subject to change without notice. The industry forecasts are based on surveys and JLL’s experience in the industry, and there is no assurance that any of the forecasts will be achieved.   Use of non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including Adjusted EBITDA, Adjusted EBITDA less Maintenance Capex (or FCF), and FCF Conversion for Playa. Please refer to the Appendix for a reconciliation of these measures to the nearest comparable GAAP measures.   Playa believes that these non-GAAP measures are useful to investors for two principal reasons. First, Playa believes these measures assist investors in comparing its performance over various reporting periods on a consistent basis by removing from operating results the impact of items that do not reflect core operating performance. Second, these measures are used by Playa’s Board and management to assess its performance and may (subject to the limitations described herein) enable investors to compare the performance of Playa’s portfolio to its competitors.   Playa believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management of Playa does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP.   Other companies may calculate Adjusted EBITDA, Adjusted EBITDA Margin, EBITDA less Capex (or FCF), and FCF Conversion and other non-GAAP measures differently, and therefore Playa’s Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted EBITDA less Maintenance Capex (or FCF), and FCF Conversion and other non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Definitions See the Appendix for certain definitions used in this presentation.

Disclaimer Additional Information and Where to Find It Pace and Playa intend to cause Playa Holdco B.V. (“Holdco”) to file with the SEC a registration statement on Form S-4 (the “Registration Statement”), which will include a proxy statement/prospectus with respect to Holdco’s securities to be issued in connection with the proposed business combination between Pace and Playa. The definitive Registration Statement will contain important information about the proposed business combination and related matters. PACE SHAREHOLDERS ARE URGED AND ADVISED TO READ THE REGISTRATION STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. The Registration Statement and other relevant materials (when they become available) and any other documents filed by Pace, Holdco or Playa with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, shareholders will be able to obtain free copies of the Registration Statement by directing a request to: Pace Holdings Corp., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, phone: +1 (212) 405-8458, email: Pace@tpg.com, Attn: Mr. Clive D. Bode. Participants in the Solicitation. Pace, Playa, Holdco and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Pace’s shareholders in connection with the proposed business combination. Information about Pace’s directors and executive officers is set forth in Pace’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on January 26, 2016. These documents are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: Pace Holdings Corp., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, phone: +1 (212) 405-8458, email: Pace@tpg.com, Attn: Mr. Clive D. Bode.  Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Pace stockholders in connection with the proposed business combination will be set forth in the Registration Statement for the proposed business combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination will be included in the Registration Statement that Pace and Playa intend to cause Holdco to file with the SEC.

Presenters Bruce Wardinski Chairman & Chief Executive Officer Karl Peterson President & Chief Executive Officer

Playa and Pace is a Powerful Combination Combination provides significant capital and complementary capabilities to accelerate the business plan Highland Hospitality Online Distribution Strategic Relationships Revenue Management Product / Project Development M+A Hotel Operations Customer Experience Strategic Vision Bruce Wardinski, Playa’s CEO, previously served as Chairman and CEO of Barceló Crestline Corporation, Chairman of Highland Hospitality Corporation (NYSE: HIH), Chairman, President and CEO of Crestline Capital (NYSE: CLJ), Senior Vice President and Treasurer of Host Marriott Corporation (NYSE: HMT), and currently serves on the Board of Directors of DiamondRock Hospitality (NYSE: DRH); Alex Stadlin, Playa’s COO, had an extensive career at Marriott, holding numerous leadership positions globally; Larry Harvey, Playa’s CFO, previously served as CFO of Host Hotels and Resorts (NYSE: HST) and is currently Audit Committee Chairman of American Capital Agency (NASDAQ: AGNC) and American Capital Senior Floating (NASDAQ: ACSF); Kevin Froemming, Playa’s CMO, previously served for 10 years as President of Unique Vacations (worldwide representative for Sandals and Beaches resorts) and as COO of The Mark Travel Corporation’s owned brands Karl Peterson, PHC’s CEO was the Co-Founder, President, CEO and a Director of Hotwire.com, is on the Board of Directors of Sabre, and was formerly on the Board of Directors of Norwegian Cruise Line; David Bonderman, PHC’s Chairman was on the Board of Directors of Hotwire.com, is Chairman of the Board of Ryanair, is on the Board of Directors of Airbnb, and is on the Board of Directors of Uber; Karl Peterson to be nominated to the Playa Hotels & Resorts B.V. Board (2) (1)

Playa – The Opportunity Attractive Unit Economics and ROIC Experienced Management Driving Growth and Profitability Current Portfolio Not Fully Optimized Attractive Valuation Relative to Peers Leading Company in Emerging High Growth Sector Pace Transaction Reduces Leverage and Should Accelerate Growth

1 Premier Collection of All-Inclusive Resorts in Desirable Locations 3 Differentiated Model, Resilient Through Cycles 5 Strategic Relationship with Hyatt to Develop All-Inclusive Resorts 6 Fragmented Industry Provides Acquisition Opportunities 7 Experienced Leadership Team with a Proven Track Record 2 All-Inclusive is a Superior Business Model within Lodging 4 Favorable Geographic and Leisure Industry Trends Leading Company in High Growth Emerging Sector

1. Premier Collection of All-Inclusive Resorts in Desirable Locations Represents total gross PP&E as of June 30, 2016. 13 All-Inclusive Resorts 6,142 Rooms $1.6B Gross Asset Value (1) Hyatt Ziva and Zilara Rose Hall Hyatt Ziva Cancún Hyatt Zilara Cancún The Royal Playa del Carmen Hyatt Ziva Los Cabos Dreams Palm Beach 193 Food & Beverage Establishments

1. Premier Collection of All-Inclusive Resorts in Desirable Locations (Cont’d) Situated in Puerto Vallarta’s only private cove Highly desirable Cancún location 1,250 feet of beach front in the heart of Cancún’s Hotel Zone Hyatt Ziva Puerto Vallarta Hyatt Ziva Cancún Hyatt Zilara Cancún Gran Caribe Real Playa owns prime beachfront locations

1. Premier Collection of All-Inclusive Resorts in Desirable Locations (Cont’d) Strong presence in leading destinations in Mexico and the Caribbean As of October 7, 2016 Location (by rooms)1 Brands (by rooms)1 Managed by Playa Hotels & Resorts Managed by AMResorts 13 Resorts / 6,142 Total Rooms Mexico Jamaica Dominican Republic Los Cabos Puerto Vallarta Cancún / Riviera Maya Punta Cana La Romana

2. All-Inclusive is a Superior Business Model within Lodging

Playa Pacings vs Last Year[1]


Gross Package Revenue On The Books
13%
13%
12%
15%
14%
15/16
16/17
Nov.
Dec.
Jan.
Feb.
Mar.

1. *Guests book and pay further in advance with fewer cancelations than European Plan Guests*
2. *More accurate planning of resources (e.g. in F&B) leads to the efficient use of labor and less waste*

Better Occupancy


87% - Playa Stabilized Assets[2]
66%
55%
70%
50%
75%
55%
75%
65%
75%
US
Traditional Resort Seasonal
Traditional Resort Year-Round
All-Inclusive Resort Seasonal
All-Inclusive Resort Year-Round

High-Margin Ancillary Sales

- **Non-Package Revenue Opportunities:**
  1. Spa
  2. Fine Wine/Premium Alcohol
  3. Wedding Packages
  4. Room Upgrades
- **Guests Are More Likely To Buy Non-Package Products At All-Inclusive Resorts Compared To Traditional Resorts**

Higher Adjusted EBITDA Margins[3]


30%
27%
25%
22%
10%
Playa 2016E
Upscale Lodging REITS
Leisure Companies
Global Hotel Companies
Emerging Markets Hotel Companies

Compelling value proposition and defensible high-end positioning

(1) As of November 15, 2016
(2) Reflects FY 2015 figure. Stabilized assets exclude Hyatt Ziva Los Cabos, Hyatt Ziva Cancún, Hyatt Ziva Puerto Vallarta and Hyatt Ziva and Hyatt Zilara Rose Hall
(3) Other companies may calculate Adjusted EBITDA differently than Playa, and therefore, Playa's Adjusted EBITDA may not be directly comparable to similarly titled measures of other companies

Note: See "Important Information – Use of Projections" at the beginning of this presentation for important qualifications and limitations on the use of projections. Actual results may differ materially. In addition, please refer to the Appendix for a reconciliation of Adjusted EBITDA to the most comparable GAAP Measure
Source: STR and JLL research

PHC
11

3. Differentiated Model, Resilient Through Cycles The resilience of the all-inclusive model is proven during the 2008-9 economic downturn 2008-2009 Decline in Property Adjusted EBITDA (%) 1 Represents Resort Adjusted EBITDA from Dreams Cancún, The ROYAL Cancún, Secrets Capri, Dreams Puerto Aventuras, Dreams Puerto Vallarta, Dreams Punta Cana, Dreams Palm Beach, Dreams La Romana, Gran Caribe Real, Gran Porto Real and THE Royal Playa del Carmen. Other companies may calculate Property EBITDA differently than Playa, and therefore, Playa’s Property Adjusted EBITDA may not be directly comparable to similarly titled measures of other companies. See Appendix for a reconciliation of Adjusted EBITDA to the most comparable GAAP Measure Source: Playa Hotels & Resorts B.V. for Playa and publically available sources for other companies

4. Favorable Geographic and Leisure Industry Trends As of May 2016 Source: Wall Street research, BMI research, Smith Travel research, and JLL research Constrained Supply Favourable Customer Mix Secular Penetration of Visitors (000’s of Tourist Arrivals) Mexico Dominican Republic Jamaica Relatively Low Supply Pipeline (Pipeline as a % of Existing Supply1) Playa’s Primary Markets More stable macro fundamentals… Price elasticity of leisure travelers vs business allows for better RevPAR management

4. Favorable Geographic and Leisure Industry Trends (Cont'd)

Open Skies Agreement

Agreement provides unregulated access for passenger airlines to fly between any city in Mexico and any city in the United States

Has led to:

1. **Increased flights**
   - **Capacity through October 2017 is scheduled to increase 8% YoY[2]**
2. **Lower Prices**

As local customs enter some markets should also lead to more non-stop city pairs

Benefit to consumer: increased supply and lower rates[2]



Growth: 7%
9,999
10,724
Seat Capacity
Sep-Dec 15
Sep-Dec 16
Decrease: 14%
$242
$207
Average Fares
Jan-Aug 15
Jan-Aug 16

Positive RevPar vs US



Cancún RevPAR¹
US Upper-Upscale RevPAR
$113 $148 $115 $104 $129 $133 $173 $208 $217
$102 $111 $91 $97 $103 $110 $116 $124 $130
2007 2008 2009 2010 2011 2012 2013 2014 2015

…and U.S. Open Skies helps to drive better RevPAR outlook

(1) Average annual RevPAR from Barceló Costa Cancún, Barceló TuCancún, Hyatt Ziva Cancún (FKA Dreams Cancún), Secrets Capri, Dreams Puerto Aventuras, Hyatt Zilara Cancún (FKA THE Royal Cancún), THE Royal Playa del Carmen, Gran Caribe Real and Gran Porto Real

(2) Sabre data

Source: Wall Street research; BMI research; Smith Travel research; JLL research; Sabre Consulting, *Impact of Open-Skies Aviation Bilateral Agreement* (October 2016)

PHC 14

5. Strategic Relationship With Hyatt To Develop All-Inclusive Resorts

Locations



Hyatt Zilara Cancún



Hyatt Ziva Cancún



Hyatt Ziva / Zilara Rose Hall



Hyatt Ziva Puerto Vallarta



Hyatt Ziva Los Cabos

Strategic Alliance Overview

- **Partnership with Hyatt to develop and operate all-inclusive resorts under Hyatt Ziva and Zilara brands**
  - Sole franchisee of Hyatt all-inclusive brands
  - Playa owns and manages the properties
  - Opportunity to expand into additional markets
- **Hyatt will own 11% of Playa post combination[2]**

Key Benefits

- Hyatt's commitment contributes to Playa's success
- Hyatt brand drives visitation
- Hyatt distribution channel is a driver of higher occupancy and rates
- Improved business economics
- Higher average rate and number of groups
- Improvement in TripAdvisor ratings

Positive Impact

ADR ($)


Pre
Post
Growth:32%
$225
$298
2013A (1)
2016E (1)

RevPAR ($)


Growth:30%
$169
$220
2013A (1)
2016E (1)

Adjusted EBITDA ($M)


Growth:87%
$31mm
$58mm
2013A (1)
2016E (1)

Hyatt partnership drives higher ADR and occupancy leading to increased Adjusted EBITDA
But still potential for upside from better marketing of "All-Inclusive"

(1) Includes Hyatt Ziva Cancún, Hyatt Zilara Cancún, Hyatt Ziva Los Cabos, and Hyatt Ziva Puerto Vallarta; See "Important Information – Use of Projections" at the beginning of this presentation for important qualifications and limitations on the use of projections. Actual results may differ materially. In addition, please refer to the Appendix for a reconciliation of Adjusted EBITDA to the most comparable GAAP Measure

(2) Assumes transaction structure and summary from pg. 34

PHC
15

6. Fragmented Industry Provides Acquisition Opportunities Source: TripAdvisor Branded 13% 17% 13% 24% 45% 21% 8% 19% Playa Hotels 4 3 1 1 2 1 1 Internationally Branded Unbranded Total Hotels Overview Industry Fragmentation High degree of fragmentation in Playa’s markets with only 19% of hotels under internationally recognized brands Playa intends to acquire resorts that are undermanaged or inappropriately branded and to pursue select development projects Will be only dedicated player in space with access to public equity capital Active pipeline and regularly evaluates acquisition and M&A opportunities

7. Experienced Leadership Team with a Proven Track Record

		Years in Industry	Time at Playa	Experience
Bruce Wardinski Chairman & Chief Executive Officer		29 years	10 years	• Founded Playa Hotels & Resorts in 2006 • Previously served as Chairman and CEO of Barceló Crestline Corporation • Former Chairman of Highland Hospitality Corporation (NYSE: HIH) • Former Chairman, President and CEO of Crestline Capital (NYSE: CLJ) • Former Senior Vice President and Treasurer of Host Marriott Corporation (NYSE: HMT) • Serves on the Board of Directors of DiamondRock Hospitality (NYSE: DRH)
Alex Stadlin Chief Operating Officer and Chief Executive Officer of Management Co		38 years	8 years	• Joined Playa as COO in 2008 • CEO of Playa Management • Extensive career at Marriott, holding numerous leadership positions globally
Larry Harvey Chief Financial Officer		22 years	1+ years	• Joined Playa as CFO in 2015 • Served as CFO of Host Hotels and Resorts (NYSE: HST) • Audit Committee Chairman of American Capital Agency (NASDAQ: AGNC) and American Capital Senior Floating (NASDAQ: ACSF)
Kevin Froemming Chief Marketing Officer		21 years	3 years	• Joined Playa as CMO in 2013 • Previously served for 10 years as President of Unique Vacations (worldwide representative for Sandals and Beaches resorts) • Served as COO of The Mark Travel Corporation's owned brands

Experienced team with strong execution capabilities

PHC

17

Financial Overview

Optimize Current Portfolio Other Upsides Recently Redeveloped Assets Still Ramping Up Significant Improvement of the Distribution Strategy Externally Managed Resorts Understate Potential Portfolio Profitability Capital Deployment: Pent Up Demand of Projects in Existing Assets Capital Deployment: Buy and Upgrade Undermanaged Assets Capital Deployment: Develop New Properties Strong Balance Sheet to Expand Recognizable Consumer Branding Opportunity Current Portfolio Not At Full Potential A Transaction Designed to Help Accelerate Growth

Recently Redeveloped Assets Still Ramping Up Redevelopment Assets – Operating Metrics 4 resorts expected to drive Adjusted EBITDA growth of an estimated $20mm in 2017 Hyatt Ziva and Zilara Rose Hall Adjusted EBITDA ($M) Hyatt Ziva Cancύn Adjusted EBITDA ($M) Hyatt Ziva Puerto Vallarta Adjusted EBITDA ($M) Hyatt Ziva Los Cabos Adjusted EBITDA ($M) 48% Occupancy 0% 56% 63% 65% 70% RevPAR $0 $97 $184 $232 $259 Grand Re-Opening: [December 2014] 48% Occupancy 85% 87% 43% 76% 84% RevPAR $171 $201 $143 $229 $278 Renovations: [Q2’14 – Q4’15] 31% Occupancy 78% 73% 57% 70% 72% RevPAR $141 $173 $119 $161 $175 Renovations: [Q2’14 – Q4’14] 16% Occupancy 58% 63% 47% 69% 70% RevPAR $136 $148 $117 $203 $222 Renovations: [Q3’14 – Q3’15] Note: See “Important Information – Use of Projections” at the beginning of this presentation for important qualifications and limitations on the use of projections. Actual results may differ materially. In addition, please refer to the Appendix for a reconciliation of Adjusted EBITDA to the most comparable GAAP Measure Source: Playa Hotels & Resorts B.V.

Recognizable Consumer Branding Opportunity and Ability to Internalize Management Panama Jack Branding Overview Expect Panama Jack partnership will help improve ADRs and reduce distribution costs; Management fees currently paid to AMResorts understate the potential profitability of the portfolio Partnership with Panama Jack for an exclusive licensing agreement, pairing Playa with a well-known, respected global consumer brand that is well positioned to accelerate demand in consumer markets Signed in November 2016; will be announced to trade in January 2017 Goal is to create an exclusive 4-star brand that sits right below the Hyatt offering and will help refresh existing assets Opportunity to lift ADR and improve distribution through improved direct bookings Contract Internalization Opportunity Successful history of internalization of Barceló and AMResorts contracts: Barceló Los Cabos (2013) Dreams Puerto Vallarta (2014) Dreams Cancύn (2015) Potential savings from management fees Potential upside from internalization of distribution could provide additional high margin savings Source: Playa Resorts & Hotels B.V. Overview of Externally Managed Assets 5 Playa resorts currently managed by AMResorts Planned Initial Resort Conversions Resort Contract Expiration Dreams La Romana 2017 Secrets Capri 2022 Dreams Puerto Aventuras 2022 Dreams Palm Beach 2022 Dreams Punta Cana 2022

Significant Improvement of the Distribution Strategy

Direct Distribution

Playa | Comparables



Channel
Other
Direct
91%
9%
Of which 66% wholesale
50%
50%
80%
20%
60%
40%
Current
Target
U.S. Independent Lodging
U.S. Branded Lodging

	Current	Target	U.S. Independent Lodging	U.S. Branded Lodging
Illustrative Distribution Cost [1]	23%	15%	21%	17%
Illustrative Adjusted EBITDA Improvement ('17E)[2]		$51M	$14M	$39M

Key Initiatives

- Improve Website



Better Conversion
Higher Traffic
Increased Marketing Efficiency

- Downward trend in commissions
- Continue to Focus on Higher Value, Lower Cost Third Party Channels
- Other Direct Initiatives
- Additional Hyatt Mix
- Repeat/Loyalty/Club Initiatives

(1) Assumes Direct Distribution cost of 5% and Other cost of 25%
(2) Percentage margin increase multiplied by forecasted 2017E Gross Package Revenue of $621M. See "Important Information – Use of Projections" at the beginning of this presentation for important qualifications and limitations on the use of projections. Actual results may differ materially. In addition, please refer to the Appendix for a reconciliation of Adjusted EBITDA to the most comparable GAAP Measure. Other companies may calculate Adjusted EBITDA differently than Playa, and, therefore, Playa's Adjusted EBITDA may not be directly comparable to similarly titled measures of other companies.

Source: Playa Hotels & Resorts B.V. (June 2016), Phocuswright, *Independent Lodging Market: Marketing, Distribution and Technology Strategies for Non-Branded Properties* (October 2015); Morgan Stanley, *Hotel Brands vs. OTAs: Who Will Win the War?* (May 2016)

PHC 22

Playa Has a Pipeline of Attractive ROIC Opportunities

Redevelop Existing Assets

Example: Hyatt Ziva Cancún



Capital Expenditure: Redevelopment: $81M
Jun. 2014 – Nov. 2015

Capital Deployment Description:

New Construction
1. New beach tower
   - 12 floors, as well as 169 new rooms, a spa, and beach restaurant
2. New central facilities building
   - Lobby / reception, rooftop lounge & pool and 7 restaurants & bars
3. New village corridor
   - 3 F&B outlets, gym, kid's club, sky wedding roof deck and retail shops
4. New parking structure
   - 128 parking spaces and rooftop tennis courts
5. External areas
   - New pools, including completely refurbished dolphin pool and new beach restaurant

CoC Return[1]: 2017E: 22%

Buy and Upgrade Undermanaged Assets

Example: Hyatt Ziva & Zilara Rose Hall



Capital Expenditure: Acquisition: $66M
Redevelopment: $87M
Aug. 2013 – Dec. 2014

Capital Deployment Description:

New Construction
1. Zilara Building
   - 124 New Rooms
   - Lobby-reception, bar & lounge and restaurant
2. Rose Hall Village
   - 69 new rooms
   - 5 restaurants & 3 bars
   - Outdoor terrace for dining and shows
   - Sky wedding lounge

Renovations
1. Soft-goods renovation of all rooms and public areas
2. New laundry and kitchen equipment
3. 12 new pools with 2 wet and dry bars
4. New Zilara Beach Restaurant & Spa

CoC Return[1]: 2017E: 14%

Small Investment Projects

Example: Dreams La Romana



Capital Expenditure: Project Costs: $3M
Sep. 2014

Capital Deployment Description:

New Construction
1. Addition of 6 new rooms
2. Addition of bar and preferred lounge

Renovations
1. Renovation of 122 rooms
2. Renovation of pool
3. Renovation of El Patio restaurant

CoC Return[1]: 2015A: 30%

Example: Dreams Palm Beach





Capital Expenditure: Project Costs: $3M
Sep. 2014

Capital Deployment Description:

New Construction
1. Addition of Preferred Lounge

Renovations
1. Renovation of 120 rooms
2. Renovation of pool
3. Renovation of Kid's Club
4. Renovation of Corezone

CoC Return[1]: 2015A: 30%

Playa has invested in opportunistic ROIC opportunities

(1) Redevelop Existing Assets and Buy and Upgrade Undermanaged Assets: Cash-on-Cash return calculated by dividing the incremental Adjusted EBITDA generated by the renovation by the redevelopment cost. Small Investment Projects: Incremental Revenue divided by Total Project Costs. See "Important Information – Use of Projections" at the beginning of this presentation for important qualifications and limitations on the use of projections. Actual results may differ materially.

PHC

23

Playa Has a Pipeline of Attractive ROIC Opportunities (Continued)

	Greenfield Developments	Pipeline of Actionable Projects
Example	**Hyatt Cap Cana[2]**	Improvements in Jamaica
		Royal Playa del Carmen
Capital Expenditure	*2 Year Development Timeline*	Hyatt Zilara Cancun
		Gran Porto
Capital Deployment Description	• Cap Cana is one of the best beach resort areas in the Dominican Republic	Gran Caribe
		2017E Discretionary Project Capex: $25m[3]
CoC Return[1]	2022E[2,3]: ~17%	CoC Returns: 20%+[3]


DOMINICAN REPUBLIC
Punta Cana
Cap Cana

Pace/Playa will accelerate investments in high ROIC investments

(1) Cap Cana: Cash-on-Cash return calculated by dividing the estimated incremental Adjusted EBITDA generated by the renovation by the redevelopment cost; Pipeline of Actionable Projects: Estimated Incremental Revenue divided by Total Project Costs

(2) There remain significant contingencies that would need to be satisfied prior to Playa being able to purchase and develop the asset. Currently Playa has deposited $6M in an escrow account for this transaction. If developed, Cap Cana construction is expected to be complete by end of 2018E and the resort would open in 2019E. Steady state reached in 2022E.

(3) See "Important Information – Use of Projections" at the beginning of this presentation for important qualifications and limitations on the use of projections. Actual results may differ materially.

PHC

24

Other Upsides

Manage External Resorts

- Substantial opportunity to grow asset light by adding resorts under management
- Playa plans to leverage its management platform to add a capital-light growth component to its business model
  - Combines the benefit of owned assets generating robust cash flow with managed assets generating high returns on invested capital
  - Playa is currently in discussions to obtain a number of third party management contracts

FX Tailwinds


USDMXN Exchange Rate
Each Mex$1 change in the Peso/Dollar exchange rate represents a ~$6M reduction in opex
Spot: Mex$21.57
Outlook Rate: Mex$18.25
~80% of Playa's costs are in local currencies and ~40% are in Mexican Pesos
$24
$22
$20
$18
$16
$14
$12
$10
Jan 14
Jan 15
Jan 16
Jan 17
MXNUSD
Annual Average

Tax Structure

- Structurally lower tax rate as a result of Mexican and Caribbean resort locations as well as Dutch incorporation
- Projected future annual effective tax rate of less than 15% of Earnings before Taxes
- Cash taxes typically significantly less than book tax

Attractive and quantifiable additional upsides

Note: Market data as of January 17, 2017
Source: Playa Hotels & Resorts B.V. & Capital IQ

PHC 25

Summary Historical Financial Data and Projections (Assumes Mex$18.25 in 2017E)

Net Revenue


In USDm
Stabilized
Redevelopment¹
'15A-'17E CAGR
700
600
500
400
300
200
100
0
362
86
276
359
51
308
399
78
321
508
185
324
553
211
342
2013A
2014A
2015A
2016E
2017E
18%
64%
3%

Adjusted EBITDA


In USDm
Stabilized²
Redevelopment¹
'15A-'17E CAGR
250
200
150
100
50
0
89
21
68
90
13
76
102
10
92
154
55
98
180
74
105
33%
178%
7%
2013A
2014A
2015A
2016E
2017E
% Margin
24.6%
24.9%
25.5%
30.3%
32.5%

Capex[3]


In USDm
Maintenance
Other Growth
200
150
100
50
0
84
79
5
132
119
12
120
112
7
19
19
1
50
28
22
2013A
2014A
2015A
2016E
2017E
Maintenance % of Revenue
1.5%
3.4%
1.9%
3.7%
4.0%

Adjusted EBITDA – Maintenance Capex


In USDm
'15A-'17E CAGR
200
150
100
50
0
84
77
94
134
158
29%
2013A
2014A
2015A
2016E
2017E
% Margin
23.1%
21.6%
23.6%
26.3%
28.5%

Strong growth and margin expansion in 2017

(1) Includes Hyatt Zilara and Ziva Rose Hall, Hyatt Ziva Cancún, Hyatt Ziva Los Cabos, Hyatt Puerto Vallarta
(2) Includes corporate expenses
(3) Does not include capex for Cap Cana development

Note: The estimates for 2016E are preliminary and based on information currently available to Playa. Playa has not finalized its financial statements for these periods, and these estimates have not been audited. Actual results may differ upon completion of Playa's audit procedures, and any such differences may be material. 2016E is based on the mid-point of the range provided in page 28.
2017E projections based on a USDMXN FX rate of Mex$18.25. See "Important Information – Use of Projections" at the beginning of this presentation for important qualifications and limitations on the use of projections. Actual results may differ materially. In addition, please refer to the Appendix for a reconciliation of Adjusted EBITDA to the most comparable GAAP Measure
Source: Playa Hotels & Resorts B.V.

PHC 26

Playa Adjusted EBITDA Bridge – Existing Portfolio Before New Projects and Developments (Assumes Mex$18.25 in 2017E) Includes Hyatt Zilara and Ziva Rose Hall, Hyatt Ziva Cancύn, Hyatt Ziva Los Cabos, Hyatt Puerto Vallarta Note: The estimates for 2016E are preliminary and based on information currently available to Playa. Playa has not finalized its financial statements for these periods, and these estimates have not been audited. Actual results may differ upon completion of Playa’s audit procedures, and any such differences may be material. 2016E is based on the mid-point of the range provided in page 28. 2017E projections based on a USDMXN FX rate of Mex$18.25. See “Important Information – Use of Projections” at the beginning of this presentation for important qualifications and limitations on the use of projections. Actual results may differ materially. In addition, please refer to the Appendix for a reconciliation of Adjusted EBITDA to the most comparable GAAP Measure Additional Opportunities Further Improved Distribution AMResorts management internalization Continued stabilisation of redeveloped properties Pace estimates 2017E Adjusted EBITDA of $180m ($ in Millions)

2016 Revised Estimates Total Net Revenue ($ in Millions) Adjusted EBITDA ($ in Millions) % Margin 32% Approx. 24-25% Approx. 30% 2016E EBITDA estimated at $153-155m Note: The estimates for Q4 and full year 2016 are preliminary and based on information currently available to Playa. Playa has not finalized its financial statements for these periods, and these estimates have not been audited. Actual results may differ upon completion of Playa’s audit procedures, and any such differences may be material.

Proposed Transaction Overview

Proposed Transaction Overview1 Transaction Highlights Management and Board Divider Line: 0.75pt RGB: Gray-25%, Background 2 (221|221|221) Enterprise value to Playa shareholders of $1,753m All current Playa Common Shareholders rolling 100% of their stakes Pace Sponsor Shares of $75m Pace Sponsor will cancel $37.5m out of $112.5m Sponsor Shares Pace Sponsor will cancel one third of the Sponsor Warrants and new warrants of equivalent value will be issued to the Playa Shareholders $30m of Earnout warrants(2) vesting at $13.00 One third to Playa Shareholders Balance to Pace Sponsor $500m raise $450m from Pace cash in trust $50m from additional PIPE raise 2016E Net Debt of $679m post money Current Playa management to continue to run the business Pace to appoint 3 Board seats out of 10 Balance sheet estimates as of 12/31/2016 Exercise price equal to 10 Euro cents. Warrants become exercisable upon Holdco stock trading at $13 or higher for 20 out of any consecutive 30 days. Expire five years from Closing. Use of Proceeds Repayment of Prefs of $346m Fees: $28m $16m Pace underwriting fees $12m deal fees Additional cash on balance sheet: $127m

Playa Comparable Companies: Operating Performance

Stronger Forecasted Revenue…

Playa forecasted revenue growth meaningfully higher than peers

2015A-17E Revenue CAGR


18%
2%
4%
4%
8%
0%
PLAYA
BELMOND
Select Lodging C-Corps
Cruises
Ski Resorts
REITs

…And EBITDA Growth

Adj. EBITDA growth significantly higher than peer average

2015A-17E Adj. EBITDA CAGR


33%
9%
4%
10%
18%
(1%)
PLAYA
BELMOND
Select Lodging C-Corps
Cruises
Ski Resorts
REITs

Superior Cash Conversion

Highly cash generative compared with peers

2015A Free Cash Flow Conversion[1]


93%
52%
74%
24%
65%
63%
PLAYA
BELMOND
Select Lodging C-Corps
Cruises
Ski Resorts
REITs

Playa displays superior operating performance to peers…

(1) Defined as Adj. EBITDA minus CapEx divided by Adj. EBITDA for comparable companies; Adj. EBITDA minus Maintenance CapEx divided by Adj. EBITDA for Playa.
Note: Market data as of January 17, 2017; Select Lodging C-Corps is median of Hilton, Hyatt, and Melia; Cruises is median of Carnival, Royal Caribbean, and Norwegian Cruise Line; Ski Resorts is median of Vail Resorts and Intrawest Resorts; REITs is median of Host Hotels, Sunstone Hotel, LaSalle Hotel, DiamondRock, Pebblebrook, FelCor, Xenia, Ryman, Ashford. Note: 2017E projections based on a USDMXN FX rate of $18.25. See "Important Information – Use of Projections" at the beginning of this presentation for important qualifications and limitations on the use of projections. Actual results may differ materially. In addition, please refer to the Appendix for a reconciliation of Adjusted EBITDA to the most comparable GAAP Measure. Other companies may calculate Adjusted EBITDA and FCF Conversion differently than Playa, and, therefore, Playa's measures may not be directly comparable to similarly titled measures of other companies.
Source: Capital IQ

PHC
31

Playa Comparable Companies: Valuation Attractive Valuation on EBITDA Deal valuation at discount to peers on Adj. EBITDA multiple basis …And EBITDA - CapEx Playa is valued even more favorably on an Adj. EBITDA – CapEx basis Note: Market data as of January 17, 2017; Select Lodging C-Corps is median of Hilton, Hyatt, and Melia; Cruises is median of Carnival, Royal Caribbean, and Norwegian Cruise Line; Ski Resorts is median of Vail Resorts and Intrawest Resorts; REITs is median of Host Hotels, Sunstone Hotel, LaSalle Hotel, DiamondRock, Pebblebrook, FelCor, Xenia, Ryman, Ashford. Note: 2017E projections based on a USDMXN FX rate of $18.25. See “Important Information – Use of Projections” at the beginning of this presentation for important qualifications and limitations on the use of projections. Actual results may differ materially. In addition, please refer to the Appendix for a reconciliation of Adjusted EBITDA to the most comparable GAAP Measure. Other companies may calculate Adjusted EBITDA differently than Playa, and Playa calculates Adjusted EBITDA – CapEx as Adjusted EBITDA – Maintenance CapEx. Therefore, Playa’s measures may not be directly comparable to similarly titled measures of other companies. Source: Capital IQ …at a discounted multiple to comparable companies (Assumes $10 per share) (Assumes $10 per share)

An Attractive Entry Valuation – Other Statistics Attractive entry valuation and significant asset backing compared to comps Precedent Transaction EV/ EBITDA Based on $1.75B enterprise value and $180M of Adjusted EBITDA. Represents a trailing 12-month EBITDA multiple Note: Other companies may calculate Adjusted EBITDA differently than Playa, and, therefore, Playa’s Adjusted EBITDA may not be directly comparable to similarly titled measures of other companies Significant Embedded Real Estate Value ($M, Key in $000s) 1 (Assumes $10 per share)

Proposed Transaction Summary Estimated December 31, 2016 balance sheet values. Cap Cana escrow cash included in unrestricted cash. Assumes no redemptions. Current estimate: $16m Pace underwriting fees, $13m deal fees Other outstanding instruments: 45m warrants for 15m shares at $11.50 per share; 22m founder warrants for 7.3m shares at $11.50 per share; $30m of Earnout warrants vesting at $13.00 Illustrative PF Valuation(1) Sources and Uses(1) PF Capitalisation – Dec 16(1) Ownership at Close(3) (1) (1) (1)

Indicative Timetable Divider Line: 0.75pt RGB: Gray-25%, Background 2 (221|221|221) Date Event December 13, 2016 Business Combination Agreement Executed Transaction Announced December 19, 2016 Preliminary Proxy Materials Filed with SEC February 2017 Set Record Date for Shareholder Vote February 2017 Mail Final Proxy Materials to Shareholders February/March 2017 Hold Shareholder Vote March 2017 Close Transaction Note: Subject to SEC review timetable

Appendix

1 2 3 4 5 6 7 (1) Includes renovations, repositionings and expansions Hyatt Ziva Cancún Hyatt Zilara Cancún Gran Caribe Real THE Royal Playa del Carmen Gran Porto Real Secrets Capri Dreams Puerto Aventuras 1 2 3 4 5 6 7 Playa Portfolio Overview

8 9 10 11 12 13 (1) Includes renovations, repositionings and expansions Hyatt Ziva Puerto Vallarta Dreams La Romana Dreams Palm Beach Dreams Punta Cana Hyatt Ziva & Zilara Rose Hall – Jamaica Hyatt Ziva Los Cabos 8 9 10 11 12 13 Playa Portfolio Overview

Reconciliation of EBITDA and Adjusted EBITDA

Definitions Gross ADR “Gross ADR” represents total Gross Package Revenue for a period divided by the total number of rooms sold during such period. Gross Package ADR trends and patterns provide useful information concerning the pricing environment and the nature of the guest base of Playa’s total portfolio or comparable portfolio, as applicable. Gross Package ADR is a commonly used performance measure in the all-inclusive segment of the lodging industry, and is commonly used to assess the stated rates that guests are willing to pay through various distribution channels. Net ADR “Net ADR” represents total Net Package Revenue, defined as Gross Package Revenue less Distribution and Marketing Fees as well as Compulsory Tips and Taxes, for a period divided by the total number of rooms sold during such period. Net Package ADR trends and patterns provide useful information concerning the pricing environment and the nature of the guest base of Playa’s total portfolio or comparable portfolio, as applicable. Net Package ADR is a commonly used performance measure in the all-inclusive segment of the lodging industry, and is commonly used to assess the stated rates that guests are willing to pay through various distribution channels. Net RevPAR “Net RevPAR” is the product of Net ADR and the average daily occupancy percentage. Net RevPAR does not reflect the impact of non-package revenue. Although Net RevPAR does not include this additional revenue, it generally is considered the key performance measure in the all-inclusive segment of the lodging industry to identify trend information with respect to net room revenue produced by our total portfolio or comparable portfolio, as applicable, and to evaluate operating performance on a consolidated basis or a regional basis, as applicable. Total Net Revenue We derive “Total Net Revenue” from the sale of all-inclusive packages, which include room accommodations, food and beverage services and entertainment activities, net of compulsory tips paid to employees in Mexico and Jamaica. Government mandated compulsory tips in the Dominican Republic are not included in this adjustment as they are already excluded from revenue. EBITDA We define “EBITDA,” a non-GAAP financial measure, as net income (loss), determined in accordance with GAAP, for the period presented, before interest expense, income tax benefit and depreciation and amortization expense. FCF We define “FCF” as Adjusted EBITDA minus Maintenance CapEx

Definitions Adjusted EBITDA Playa defines “Adjusted EBITDA,” a non-GAAP financial measure, as EBITDA further adjusted to exclude the following items: Other expense (income), net Impairment loss Management termination fees Pre-opening expenses Transaction expenses Severance expenses Other tax expense Jamaica delayed opening expenses Insurance proceeds Playa believes that Adjusted EBITDA is useful to investors for two principal reasons. First, Playa believes Adjusted EBITDA assists investors in comparing Playa's performance over various reporting periods on a consistent basis by removing from Playa's operating results the impact of items that do not reflect Playa's core operating performance. For example, changes in foreign exchange rates (which are the principal driver of changes in other expense (income), net), and expenses related to capital raising, strategic initiatives and other corporate initiatives, such as expansion into new markets (which are the principal drivers of changes in transaction expenses), are not indicative of the operating performance of Playa's resorts. The other adjustments included in Playa's definition of Adjusted EBITDA relate to items that occur infrequently and therefore would obstruct the comparability of Playa's operating results over reporting periods. For example, impairment losses, such as those resulting from hurricane damage, and related revenue from insurance policies, other than business interruption insurance policies, as well as expenses incurred in connection with closing or reopening resorts that undergo expansions or renovations, are infrequent in nature, and Playa believes excluding these expense and revenue items permits investors to better evaluate the core operating performance of Playa's resorts over time. The second principal reason that Playa believes Adjusted EBITDA is useful to investors is that it is considered a key performance indicator by Playa's Board and management. In addition, the compensation committee of Playa's Board determines the annual variable compensation for certain members of Playa's management based, in part, on consolidated Adjusted EBITDA. Playa believes that Adjusted EBITDA is useful to investors because it provides investors with information utilized by Playa's Board and management to assess Playa's performance and may (subject to the limitations described below) enable investors to compare the performance of Playa's portfolio to Playa's competitors. Adjusted EBITDA is not a substitute for net income (loss) or any other measure determined in accordance with GAAP. There are limitations to the utility of non-GAAP financial measures, such as Adjusted EBITDA. For example, other companies in Playa's industry may define Adjusted EBITDA differently than Playa does. As a result, it may be difficult to use Adjusted EBITDA or similarly named non-GAAP financial measures that other companies publish to compare the performance of those companies to Playa's performance. Because of these limitations, Adjusted EBITDA should not be considered as a measure of the income or loss generated by Playa's business or discretionary cash available for investment in Playa's business, and investors should carefully consider Playa's GAAP results presented in this presentation. Adjusted EBITDA Margin (Page 11 Comparison) Upscale Lodging REIT: DiamondRock Hospitality Company, FelCor Lodging Trust Inc., Host Hotels & Resorts, Inc., Sunstone Hotel Investors Inc., Wyeth Common Stock; Leisure: Carnival Corp., Intrawest Resorts Holdings, Inc., Norwegian Cruise Line Holdings Ltd., Royal Caribbean Cruises Ltd., Vail Resorts, Inc.; Global Hotel: Belmond Ltd., Hilton Hotels Corp., Hyatt Hotels Corp., InterContinental Hotels Group, Marriott International Inc., Meliã Hotels International, Starwood Hotels & Resorts; Emerging Market: Brazil Hospitality Group